Supplement dated July 26, 2023 to the
Prospectus of the Barrett Opportunity Fund, Inc.
dated December 29, 2022

The Board of Directors of Barrett Opportunity Fund, Inc. (the “Fund”) voted to approve an Agreement and Plan of Reorganization whereby the Fund would reorganize into a newly created corresponding series (the “New Fund”) of the same name of the Segall Bryant & Hamill Trust (the “Reorganization”). The Reorganization would be structured as a tax-free reorganization for federal tax purposes. Upon shareholder approval, the Reorganization would be effective on or about November 18, 2023, or such other date as the parties may agree.

If the Reorganization is approved by shareholders, the New Fund would have the same name, investment objective and principal investment strategies as the Fund. However, the Reorganization would result in the New Fund having a new investment adviser, Segall Bryant & Hamill, LLC (the “SBH Adviser”), with which the Fund’s current portfolio managers will be employed. The New Fund will retain the same portfolio managers as the Fund and the day-to-day management of the Fund is not expected to change as a result of the Reorganization.

In addition, if the Reorganization is approved, the New Fund would be under the supervision of a different Board and would have different key service providers. The fees and expenses of the Fund, including management fees, are expected to decrease as a result of the Reorganization.

In the next few weeks, shareholders of record of the Fund will receive a prospectus/proxy statement that will solicit their vote on the proposed Reorganization. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Fund may avoid any future solicitations.

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Please retain this supplement with your prospectus.